Supplement dated March 24, 2023
to the Prospectus dated May 1, 2022
for policies issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the "Prospectus"). All information in your Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. "We", "us", or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Manager/Subadvisor Changes

Pacific Asset Management, LLC "PAM" and Aristotle Pacific Capital, LLC ("Aristotle Pacific") are completing a corporate reorganization and transfer of PAM to Aristotle Pacific. The Transaction is expected to occur in the second quarter of 2023. Upon completion of the transaction, the Portfolio Manager/Subadvisor of the Pacific Select Fund Core Income Portfolio, Pacific Select Fund Floating Rate Income Portfolio, Pacific Select Fund High Yield Bond Portfolio Class I will change Pacific Asset Management LLC to Aristotle Pacific Capital LLC

Form No. 15-52032-00